UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June  30, 2008

INDYMAC BANCORP, INC.

 (Exact Name of Registrant as Specified in its Charter)

Delaware	1-08972	95-3983415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 East Walnut Street, Pasadena, California 91101-7211

(Address of Principal Executive Office)

Registrant’s telephone number, including area code:  (800) 669-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure

This information, furnished under this “Item 7.01. Regulation FD Disclosure,” is intended to be furnished pursuant to Regulation FD (17 CFR243.100-243.103) and shall not be deemed to be filed for purposes of the Securities Exchange Act of 1934.

On June 30, 2008, IndyMac Bancorp, Inc., a Delaware corporation (the “Company”), issued a statement in response to the letters sent by Senator Charles Schumer.  A copy of the statement is furnished as Exhibit 99.1 hereto.

Item 9.01.              Financial Statements and Exhibits

EXHIBIT NUMBER

DESCRIPTION

99.1	IndyMac Bancorp, Inc. statement dated June 30, 2008 in response to the letters sent by Senator Charles Schumer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC BANCORP, INC.

	By:	/s/ MICHAEL W. PERRY
Michael W. Perry
Chairman of the Board of Directors
and Chief Executive Officer

Date: June 30, 2008

EXHIBIT INDEX

EXHIBIT NUMBER

DESCRIPTION

99.1	IndyMac Bancorp, Inc. statement dated June 30, 2008 in response to the letters sent by Senator Charles Schumer.